SPECIALTY EQUITY

                                [GRAPHIC OMITTED]

Alliance Real Estate
Investment Fund

Semi-Annual Report
February 29, 2000 (unaudited)


                            AllianceCapital[LOGO](R)
                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

                                                          LETTER TO SHAREHOLDERS

LETTER TO SHAREHOLDERS
April 13, 2000

Dear Shareholder:

This annual report provides an update on the performance and investment activity of the Alliance Real Estate Investment Fund (the "Fund").

Investment Results

The following table provides performance for the Alliance Real Estate Investment Fund and its benchmark index, as represented by the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index, for the six- and twelve-month periods ended February 29, 2000.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended February 29, 2000

                                                         -----------------------
                                                            Total Returns
                                                         -----------------------
                                                         6 months   12 months
--------------------------------------------------------------------------------

Alliance
Real Estate
Investment Fund

     Class A                                              -6.80%     -3.80%
--------------------------------------------------------------------------------

     Class B                                              -7.21%     -4.46%
--------------------------------------------------------------------------------

     Class C                                              -7.11%     -4.45%
--------------------------------------------------------------------------------

NAREIT Equity
Index                                                     -5.59%     -1.11%
--------------------------------------------------------------------------------

S&P 500 Stock
Index                                                      4.10%     11.73%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns and are based on the net asset value as of February 29, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The NAREIT Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts listed on the NYSE, AMEX and the NASDAQ. All comparative indices are unmanaged and reflect no fees or expenses. Index returns are not adjusted for sales charges or operating expenses. An investor cannot invest directly in an index.

      Additional investment results appear on pages 5-9.

--------------------------------------------------------------------------------

The U.S. equity market continued to be unkind to real estate companies during the past six months. This sector of the market, as measured by the NAREIT Equity Index, produced a -5.59% total return for this time frame. Your Fund's Class A shares lagged the benchmark, returning -6.80% during the same six-month period. This disappointing performance resulted primarily from our entering the period with a relatively high exposure to companies that own hotel properties. Earlier in the year, the Fund held these companies as high-yielding, general value plays. However, a combination of ongoing high levels of construction and fears about the economy continued to plague these economically sensitive stocks, and we subsequently decreased our weighting throughout the reporting period. Although we redressed this imbalance prior to the end of the calendar year, the damage was already done.


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                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 1

LETTER TO SHAREHOLDERS

Market Overview

Stock market returns notwithstanding, commercial real estate in the United States remains quite healthy. By and large, construction activity is restrained and orderly. Economic growth, the engine of real estate demand, continues to be robust. Consequently, vacancy rates for most property types in most major cities are hovering near all time lows. Additionally, rental rates are at or near all time highs and are continuing to grow, albeit more moderately than in the recent past. This is a very positive scenario for the owners of real estate.

In fact, most real estate companies are enjoying this superb operating environment as evidenced by the 10% year-over-year growth in funds from operation per share (i.e., the accepted performance measure for most real estate companies). This brings the two-year growth (1997-1999) to approximately 25%, a level well above the historical trend-line. Yet, over this time frame, the average real estate investment trust ("REIT") saw its share price decline by 32%.

Several factors account for this seeming discrepancy. Anticipated growth rates for REITs have been deteriorating for several years, albeit from unsustainably high levels. This is a normal consequence of the maturation of the real estate cycle. Today, growth is a function of healthy real estate market fundamentals. Supply of new buildings has been constrained by limited availability of capital, whereas demand for space has grown apace with the economy. In the early and mid-nineties REITs were able to supplement this growth by issuing shares and using the proceeds to purchase relatively cheap buildings. Price action in both the equity and property markets have closed this arbitrage opportunity, thereby lowering overall growth prospects. Shares typically come under pressure as growth expectations decline.

In addition, REITs have suffered from being the antithesis of the New Economy paradigm. Equity market action over the past few years has been as narrow as any on record. Investors were interested in technology and little else. REITs, along with many other Old Economy sectors, were perceived as having little to offer in this environment.

However, recent trends suggest that this may well be changing. REIT prices have been fairly stable (with a slight upward bias) since the end of the third quarter of calendar 1999. This is the first sustained period of price "normalcy" for REITs since mid-1996. Sector valuations are at historic lows and dividend yields are near all-time highs. In addition, growth deceleration appears to have run its course. The percentage of earnings revisions that are upward has begun to rise. This could very well set the stage for expanding valuations.


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2 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                          LETTER TO SHAREHOLDERS

Investment Strategy and Activity

Throughout the history of the Alliance Real Estate Investment Fund, itsportfolio has been focused on those companies that could generate better-than-average growth through a combination of sharp focus on strong real estate markets and value-added management practices. In addition, we have sought out those opportunities where this "excess" growth was not already recognized by the market in the form of premium pricing.

The past six months was an active period for the Fund. As we became more convinced that real estate equity pricing had reached a trough (we believe it has), we actively repositioned our investments for a different environment. We cut back on our exposure to companies that own hotels and community shopping centers. We also eliminated our investments in companies whose financial difficulties would prevent management from executing on otherwise interesting strategic plans. We increased our exposure to companies that own regional malls and apartments and maintained our longstanding focus on the owners of downtown office properties. We also biased the portfolio more towards larger companies and development expertise.

We think the current focus of the portfolio (downtown office, apartments, and regional malls) appropriately reflects our view of the optimal mix of growth, value and quality available in today's real estate market. Supply/demand characteristics remain best for the traditional downtown office markets such as New York, Boston, and San Francisco. These office markets have the best rental growth in the country, low levels of new development, and tremendous built in growth from long term leases rolling up to current market levels. Apartment properties in many of the same markets have strong underlying demographic trends supporting growth. The children of the baby boom generation are beginning to graduate college. This should lead to increased demand for highly amenitized urban apartments. At the same time, as baby boomers reach empty nest status, they may add to demand for apartments in the same desirable urban markets. We like regional malls because we think the fears of Internet retailing have been overblown. As a result, the shares of the owners of high-quality brick and mortar retail venues should be more highly valued.

Market Outlook and Conclusions

It is our expectation that the prices of real estate equity securities will continue to rise. The improving growth expectations, low valuations, and high dividend yields afforded by REITs could well be attractive to investors again. We have always believed that market prices were determined at the balance point between fear and greed. The speculative surge at the end of the millennium has highlighted greed and pushed fear into the background. The


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 3

LETTER TO SHAREHOLDERS

[PHOTO OMITTED]     [PHOTO OMITTED]

John D.Carifa       Daniel G. Pine

Portfolio Manager, Daniel G. Pine, is a Senior Vice President with over 20 years of investment experience.

dramatic gyrations of the markets in the spring of 2000 could bring about a rebalancing between these two motivational factors. This would benefit REITs, a traditional defensive sector of the market.

In conclusion, we appreciate your continuing interest in and support of the Alliance Real Estate Investment Fund. We look forward to reporting our progress to you in the future.

Sincerely,


/s/ John D.Carifa

John D.Carifa
Chairman


/s/ Daniel G. Pine

Daniel G. Pine
Senior Vice President


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4 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                              PERFORMANCE UPDATE

PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
9/30/96* TO 2/29/00

                              [LINE CHART OMITTED]

This chart illustrates the total value of an assumed $10,000 investment in Alliance Real Estate Investment Fund Class A shares (from 9/30/96 to 2/29/00) as compared to the performance of an appropriate broad-based index and a narrow-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NAREIT Equity Index is a market value weighted index, based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ.

When comparing Alliance Real Estate Investment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

*     Closest month-end to Fund's Class A share inception date of 10/1/96.


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 5

PERFORMANCE UPDATE

PERFORMANCE UPDATE

ALLIANCE REAL ESTATE INVESTMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/29

                              [BAR GRAPH OMITTED]

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The NAREIT Equity Index is a market-valued-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts listed on the NYSE, AMEX and the NASDAQ. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including the Alliance Real Estate Investment Fund.

* Fund returns for the period ended 2/28/97 are from the Fund's inception date of 10/1/96 through 2/28/97. Benchmark returns for the period ended 2/28/97 are from 9/30/96 through 2/28/97.


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6 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                               PORTFOLIO SUMMARY

PORTFOLIO SUMMARY
February 29, 2000 (unaudited)

INCEPTION DATE     PORTFOLIO STATISTICS
10/01/96           Assets ($mil): $163.9
                   Median Market Capitalization ($mil): $1,301.0

  [The following table was depicted as a pie chart in the printed materials.]

SECTOR/INDUSTRY BREAKDOWN

o   16.59% Office
o   16.38% Office-Industrial Mix
o   16.02% Apartment
o   14.16% Diversified
o    9.14% Warehouse & Industrial
o    8.37% Regional Malls
o    5.02% Hotels & Restaurants
o    4.62% Real Estate Development &
           Management
o    4.33% Storage
o    4.17% Shopping Centers
o    1.20% Short-term

All data as of February 29, 2000. Sector/industry breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 7

INVESTMENT OBJECTIVE & POLICIES
         and INVESTMENT RESULTS

INVESTMENT OBJECTIVE & POLICIES

Alliance Real Estate Investment Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF FEBRUARY 29, 2000

   Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge         With Sales Charge
          One Year               -3.80%                     -7.88%
  Since Inception*                2.54%                      1.25%

   Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge         With Sales Charge
         One Year                -4.46%                     -8.08%
 Since Inception*                 1.81%                      1.56%

   Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge         With Sales Charge
         One Year                -4.45%                     -5.36%
 Since Inception*                 1.85%                      1.85%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for Classes A, B, and C: 10/1/96.


--------------------------------------------------------------------------------
8 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                              INVESTMENT RESULTS

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END
(MARCH 31, 2000)

                               Class A           Class B         Class C
--------------------------------------------------------------------------------
               1 Year          -2.60%            -2.78%           0.20%
     Since Inception*           2.42%             2.72%           3.00%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for Classes A, B, and C: 10/1/96.


--------------------------------------------------------------------------------
                                        ALLIANCE REAL ESTATE INVESTMENT FUND o 9

TEN LARGEST HOLDINGS

TEN LARGEST HOLDINGS
February 29, 2000 (unaudited)

                                                                      Percent Of
Company                                                       Value   Net Assets
--------------------------------------------------------------------------------
Equity Office Properties Trust                          $ 9,204,471         5.6%
--------------------------------------------------------------------------------
Apartment Investment & Management Co.
   Cl. A                                                  8,535,900         5.2
--------------------------------------------------------------------------------
Vornado Realty Trust                                      8,533,050         5.2
--------------------------------------------------------------------------------
Boston Properties, Inc.                                   8,439,000         5.1
--------------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)                      7,495,865         4.6
--------------------------------------------------------------------------------
ProLogis Trust                                            7,434,525         4.5
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                           7,207,600         4.4
--------------------------------------------------------------------------------
Public Storage, Inc.                                      7,022,494         4.3
--------------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                       6,774,994         4.1
--------------------------------------------------------------------------------
Spieker Properties, Inc.                                  6,644,700         4.1
--------------------------------------------------------------------------------
                                                        $77,292,599        47.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended February 29, 2000 (unaudited)

                                           -------------------------------------
                                                          Shares
                                           -------------------------------------

Purchases                                             Bought    Holdings 2/29/00
--------------------------------------------------------------------------------
Apartment Investment &
   Management Co. Cl. A                               27,200             230,700
--------------------------------------------------------------------------------
Boston Properties, Inc.                                9,300             278,400
--------------------------------------------------------------------------------
Cousins Properties, Inc.                              49,000              49,000
--------------------------------------------------------------------------------
Equity Residential Properties Trust                   87,600              87,600
--------------------------------------------------------------------------------
General Growth Properties, Inc.                       31,300              31,300
--------------------------------------------------------------------------------
Post Properties, Inc.                                 60,400              60,400
--------------------------------------------------------------------------------
Simon Property Group, Inc.                           105,250             105,250
--------------------------------------------------------------------------------

Sales                                                   Sold    Holdings 2/29/00
--------------------------------------------------------------------------------
Brookfield Properties Corp.(Canada)                    207,300           725,100
--------------------------------------------------------------------------------
Correctional Properties Trust                          295,900           110,650
--------------------------------------------------------------------------------
Crescent Real Estate Equities Co.                      280,000               -0-
--------------------------------------------------------------------------------
Glenborough Realty Trust, Inc.                         236,000           170,700
--------------------------------------------------------------------------------
Gold Trust of America, Inc.                            265,200               -0-
--------------------------------------------------------------------------------
Innkeepers USA Trust                                   485,700               -0-
--------------------------------------------------------------------------------
Prime Retail, Inc.                                     816,000               -0-
--------------------------------------------------------------------------------
Ramco-Gershenson Properties                            251,600               -0-
--------------------------------------------------------------------------------
Regency Realty Corp./Pacific Retail Trust              242,056               -0-
--------------------------------------------------------------------------------
SL Green Realty Corp.                                  216,400           216,600
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                        PORTFOLIO OF INVESTMENTS

PORTFOLIO OF INVESTMENTS
February 29, 2000 (unaudited)

Company                                                  Shares     U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-97.8%

Real Estate Investment Trusts-93.2%
Apartments-15.9%
Apartment Investment & Management Co.
   Cl. A .....................................          230,700      $ 8,535,900
Avalonbay Communities, Inc. ..................          187,715        6,335,381
Equity Residential Properties Trust ..........           87,600        3,498,525
Essex Property Trust, Inc. ...................          152,000        5,358,000
Post Properties, Inc. ........................           60,400        2,272,550
                                                                     -----------
                                                                      26,000,356
                                                                     -----------
Diversified-14.0%
Captec Net Lease Realty, Inc. ................          114,300          942,975
Correctional Properties Trust ................          110,650        1,313,969
Cousins Properties, Inc. .....................           49,000        1,739,500
Entertainment Properties Trust ...............          302,700        4,199,963
Glenborough Realty Trust, Inc. ...............          170,700        2,549,831
Sun Communities, Inc. ........................          125,600        3,705,200
Vornado Realty Trust .........................          279,200        8,533,050
                                                                     -----------
                                                                      22,984,488
                                                                     -----------
Hotels & Restaurants-5.0%
Hospitality Properties Trust .................          174,500        3,380,938
MeriStar Hospitality Corp. ...................          299,770        4,777,584
                                                                     -----------
                                                                       8,158,522
                                                                     -----------
Office-16.4%
Arden Realty, Inc. ...........................          204,000        4,245,750
Boston Properties, Inc. ......................          278,400        8,439,000
Equity Office Properties Trust ...............          384,521        9,204,471
SL Green Realty Corp. ........................          216,600        5,035,950
                                                                     -----------
                                                                      26,925,171
                                                                     -----------
Office-Industrial Mix-16.2%
Alexandria Real Estate Equities, Inc. ........          134,100        4,098,431
Brandywine Realty Investments, Inc. ..........          265,900        4,254,400
Highwoods Properties, Inc. ...................          141,200        2,956,375
Mission West Properties, Inc. ................          179,200        1,433,600
Reckson Associates Realty Corp. ..............          389,600        7,207,600
Spieker Properties, Inc. .....................          165,600        6,644,700
                                                                     -----------
                                                                      26,595,106
                                                                     -----------
Regional Malls-8.3%
General Growth Properites, Inc. ..............           31,300          905,744
Macerich Co. .................................          260,600        5,244,575
Mills Corp. ..................................          292,700        4,957,606
Simon Property Group, Inc. ...................          105,250        2,473,375
                                                                     -----------
                                                                      13,581,300
                                                                     -----------


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                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 11

PORTFOLIO OF INVESTMENTS

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------

Shopping Centers-4.1%
Pan Pacific Retail Properties, Inc. ..........          377,700     $  6,774,994
                                                                    ------------

Storage-4.3%
Public Storage, Inc. .........................          318,300        7,022,494
                                                                    ------------

Warehouse & Industrial-9.0%
AMB Property Corp. ...........................          145,200        2,931,225
Cabot Industrial Trust .......................          241,600        4,469,600
ProLogis Trust ...............................          411,600        7,434,525
                                                                    ------------
                                                                      14,835,350
                                                                    ------------
Total Real Estate Investment Trusts
   (cost $181,969,062) .......................                       152,877,781
                                                                    ------------

Real Estate Development & Management-4.6%
Brookfield Properties Corp. (Canada)
   (cost $8,803,471) .........................          725,100        7,495,865
                                                                    ------------

Total Common Stocks
   (cost $190,772,533) .......................                       160,373,646
                                                                    ------------
Time Deposit-1.2%
Bank of New York
   5.25%, 3/01/00
   (amortized cost $1,956,000) ...............     $      1,956        1,956,000
                                                                    ------------

Total Investments-99.0%
   (cost $192,728,533) .......................                       162,329,646
Other assets less liabilities-1.0% ...........                         1,597,755
                                                                    ------------

Net Assets-100% ..............................                      $163,927,401
                                                                    ============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                               STATEMENT OF ASSETS & LIABILITIES

STATEMENT OF ASSETS & LIABILITIES
February 29, 2000 (unaudited)

Assets
Investments in securities, at value (cost $192,728,533) .....     $ 162,329,646
Cash ........................................................           120,044
Receivable for investment securities sold ...................         4,968,463
Receivable for capital stock sold ...........................           159,372
Dividends and interest receivable ...........................           141,914
Deferred organizational expenses ............................            96,501
                                                                  -------------
Total assets ................................................       167,815,940
                                                                  -------------
Liabilities
Payable for investment securities purchased .................         2,071,563
Payable for capital stock redeemed ..........................         1,196,261
Accrued expenses ............................................           620,715
                                                                  -------------
Total liabilities ...........................................         3,888,539
                                                                  -------------
Net Assets ..................................................     $ 163,927,401
                                                                  =============
Composition of Net Assets
Capital stock, at par .......................................     $     178,607
Additional paid-in capital ..................................       281,655,235
Distribution in excess of net investment income .............          (331,697)
Accumulated net realized loss on investments and
   foreign currency transactions ............................       (87,176,229)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities ......       (30,398,515)
                                                                  -------------
                                                                  $ 163,927,401
                                                                  =============

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($20,935,528/2,277,736 shares of capital stock
   issued and outstanding) ...................................            $9.19
Sales charge--4.25% of public offering price .................             0.41
                                                                          -----
Maximum offering price .......................................            $9.60
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($109,625,438/11,949,040 of capital stock
   issued and outstanding) ...................................            $9.17
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($31,661,336/3,448,632 of capital stock
   issued and outstanding) ...................................            $9.18
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($1,705,099/185,271 shares of capital stock
   issued and outstanding) ...................................            $9.20
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 13

STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2000 (unaudited)


Investment Income
Dividends (net of foreign taxes
   withheld of $16,413) ..........................   $  7,973,015
Interest .........................................         89,872   $  8,062,887
                                                     ------------
Expenses
Advisory fee .....................................        896,383
Distribution fee - Class A .......................         41,257
Distribution fee - Class B .......................        666,902
Distribution fee - Class C .......................        181,952
Transfer agency ..................................        323,509
Printing .........................................         62,370
Administrative ...................................         62,000
Custodian ........................................         59,602
Audit and legal ..................................         45,305
Amortization of organization expenses ............         30,394
Directors' fees ..................................         14,000
Registration .....................................          7,650
Miscellaneous ....................................         10,589
                                                     ------------
Total expenses ...................................                     2,401,913
                                                                    ------------
Net investment income ............................                     5,660,974
                                                                    ------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
Net realized loss on investment
   transactions ..................................                   (34,835,211)
Net realized gain on foreign currency
   transactions ..................................                           946
Net change in unrealized
   appreciation/depreciation of:
   Investments ...................................                    11,212,104
   Foreign currency denominated assets
     and liabilities .............................                           372
                                                                    ------------
Net loss on investments and foreign
   currency transactions .........................                   (23,621,789)
                                                                    ------------
Net Decrease in Net Assets
     from Operations .............................                  $(17,960,815)
                                                                    ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                              STATEMENT OF CHANGES IN NET ASSETS

STATEMENT OF CHANGES
IN NET ASSETS

                                         Six Months Ended    Year Ended
                                         February 29, 2000   August 31,
                                            (unaudited)         1999
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ...............   $   5,660,974    $  12,064,957
Net realized loss on investments and
   foreign currency transactions ....     (34,834,265)     (52,366,297)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities      11,212,476       51,625,161
                                        -------------    -------------
Net increase (decrease) in net assets
   from operations ..................     (17,960,815)      11,323,821
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ..........................        (942,742)      (1,745,364)
   Class B ..........................      (3,928,968)      (8,140,266)
   Class C ..........................      (1,057,028)      (2,066,633)
   Advisor Class ....................         (63,933)        (112,694)
Distribution in excess of
   net investment income
   Class A ..........................              -0-        (507,946)
   Class B ..........................              -0-      (2,369,028)
   Class C ..........................              -0-        (601,444)
   Advisor Class ....................              -0-         (32,797)
Net realized gain on investments
   Class A ..........................              -0-        (375,757)
   Class B ..........................              -0-      (2,075,324)
   Class C ..........................              -0-        (512,970)
   Advisor Class ....................              -0-         (23,058)
Tax return of capital
   Class A ..........................              -0-         (62,310)
   Class B ..........................              -0-        (308,086)
   Class C ..........................              -0-         (77,463)
   Advisor Class ....................              -0-          (3,958)
Capital Stock Transactions
Net decrease ........................     (63,168,611)    (133,803,420)
                                        -------------    -------------
Total decrease ......................     (87,122,097)    (141,494,697)
Net Assets
Beginning of year ...................     251,049,498      392,544,195
                                        -------------    -------------
End of period .......................   $ 163,927,401    $ 251,049,498
                                        =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 15

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
February 29, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices of that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked


--------------------------------------------------------------------------------
16 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                   NOTES TO FINANCIAL STATEMENTS

price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $304,750 have been deferred and are being amortized on a straight-line basis through October 2001.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. Use of Estimates

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the period. Actual results could differ from those estimates.

Significant estimates may include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 17

NOTES TO FINANCIAL STATEMENTS

Fund to reclassify a portion of its distributions to Fund shareholders.

7. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

8. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $62,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended February 29, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $151,472 for the six months ended February 29, 2000.

For the six months ended February 29, 2000, the Fund's expenses were reduced by $9,069 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received $25,920, $529,389 and $6,811 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 29, 2000.

Brokerage commissions paid on investment transactions for the six months ended February 29, 2000, amounted to $296,909, none of which was paid to brokers utilizing the services of the Pershing Division of Donalds on, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


--------------------------------------------------------------------------------
18 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,557,017 and $807,185, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities, (excluding short-term investments and U.S. government or government agency obligations) aggregated $17,209,675 and $82,112,612, respectively, for the six months ended February 29, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 29, 2000.

At February 29, 2000, the cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation of in vestments was $474,930 and gross unrealized depreciation of investments was $32,882,474 resulting in net unrealized depreciation of $32,407,544 (excluding foreign currency transactions).

At August 31, 1999, the Fund had a capital loss carryforward of $9,807,830 which expires in the year 2007.

Capital losses incurred after October 31 (post-October losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $41,937,517 during the fiscal year 1999. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 19

NOTES TO FINANCIAL STATEMENTS

Transactions in capital stock were as
follows:

                 --------------------------------- ---------------------------------
                                  Shares                            Amount
                 --------------------------------- ---------------------------------
                 Six Months Ended                  Six Months Ended
                     February 29,       Year Ended     February 29,       Year Ended
                             2000       August 31,             2000       August 31,
                      (unaudited)             1999      (unaudited)             1999
                 -------------------------------------------------------------------
Class A
Shares sold               368,113        1,764,409    $   3,417,133    $  19,090,372
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            82,042          171,388          760,179        1,756,498
------------------------------------------------------------------------------------
Shares converted
  from Class B             18,420           42,263          172,514          449,139
------------------------------------------------------------------------------------
Shares redeemed        (1,654,538)      (3,407,716)     (15,263,229)     (35,576,653)
------------------------------------------------------------------------------------
Net decrease           (1,185,963)      (1,429,656)   $ (10,913,403)   $ (14,280,644)
====================================================================================
Class B
Shares sold               792,265        3,270,822    $   7,256,071    $  34,546,957
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           333,321          561,653        3,123,479        5,748,227
------------------------------------------------------------------------------------
Shares converted
  to Class A              (18,451)         (42,346)        (172,514)        (449,139)
------------------------------------------------------------------------------------
Shares redeemed        (5,756,393)     (12,946,430)     (53,321,459)    (135,195,797)
------------------------------------------------------------------------------------
Net decrease           (4,649,258)      (9,156,301)   $ (43,114,423)   $ (95,349,752)
====================================================================================
Class C
Shares sold               354,994        1,216,451    $   3,263,971    $  12,871,848
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            96,929          124,858          914,657        1,279,574
------------------------------------------------------------------------------------
Shares redeemed        (1,401,425)      (3,605,389)     (12,974,252)     (37,755,412)
------------------------------------------------------------------------------------
Net decrease             (949,502)      (2,264,080)   $  (8,795,624)   $ (23,603,990)
====================================================================================
Advisor Class
Shares sold                70,048           39,978    $     669,419    $     424,030
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             5,188           11,392           48,087          116,904
------------------------------------------------------------------------------------
Shares redeemed          (112,503)        (105,522)      (1,062,667)      (1,109,968)
------------------------------------------------------------------------------------
Net decrease              (37,267)         (54,152)   $    (345,161)   $    (569,034)
====================================================================================


--------------------------------------------------------------------------------
20 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2000.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 21

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                        ------------------------------------------------------------
                                                                 CLASS A
                                        ------------------------------------------------------------

                                          Six Months                                      October 1,
                                               Ended                                         1996(a)
                                        February 29,            Year Ended August 31,             to
                                                2000            ---------------------     August 31,
                                         (unaudited)              1999           1998           1997
                                        ------------------------------------------------------------
Net asset value, beginning of period ..   $    10.19        $    10.47     $    12.80     $    10.00
                                        ------------------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............          .30               .46            .52            .30
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................        (1.00)             (.06)         (2.33)          2.88
                                        ------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ...............         (.70)              .40          (1.81)          3.18
                                        ------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..         (.30)             (.46)          (.51)          (.30)
Distributions in excess of net
  investment income ...................          -0-              (.10)           -0-            -0-
Distributions from net realized gains
  on investments ......................          -0-              (.10)          (.01)           -0-
Tax return of capital .................          -0-              (.02)           -0-           (.08)
                                        ------------------------------------------------------------
Total dividends and distributions .....         (.30)             (.68)          (.52)          (.38)
                                        ------------------------------------------------------------
Net asset value, end of period ........   $     9.19        $    10.19     $    10.47     $    12.80
                                        ============================================================
Total Return
Total investment return based on
  net asset value(c) ..................        (6.80)%            3.86%        (14.90)%        32.24%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................   $   20,936        $   35,299     $   51,214     $   37,638
Ratio to average net assets of:
  Expenses net of waivers/
  reimbursements ......................         1.79%(d)          1.58%          1.55%          1.77%(d)(e)
  Expenses before waivers/
  reimbursements ......................         1.79%(d)          1.58%          1.55%          1.79%(d)
  Net investment income ...............         6.31%(d)          4.57%          3.87%          2.73%(d)
Portfolio turnover rate ...............            9%               29%            23%            20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
22 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                            FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          --------------------------------------------------------------
                                                                   CLASS B
                                          --------------------------------------------------------------
                                            Six Months                                      October 1,
                                                 Ended                                         1996(a)
                                          February 29,            Year Ended August 31,             to
                                                  2000            ---------------------     August 31,
                                           (unaudited)              1999           1998           1997
                                          --------------------------------------------------------------
Net asset value, beginning of period ..   $     10.17        $     10.44     $     12.79     $     10.00
                                          --------------------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............           .38                .38             .42             .23
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................         (1.12)              (.05)          (2.33)           2.89
                                          --------------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ...............          (.74)               .33           (1.91)           3.12
                                          --------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..          (.26)              (.38)           (.43)           (.24)
Distributions in excess of net
  investment income ...................           -0-               (.10)            -0-             -0-
Distributions from net realized gains
  on investments ......................           -0-               (.10)           (.01)            -0-
Tax return of capital .................           -0-               (.02)            -0-            (.09)
                                          --------------------------------------------------------------
Total dividends and distributions .....          (.26)              (.60)           (.44)           (.33)
                                          --------------------------------------------------------------
Net asset value, end of period ........   $      9.17        $     10.17     $     10.44     $     12.79
                                          ==============================================================
Total Return
Total investment return based on
  net asset value(c) ..................         (7.21)%             3.20%         (15.56)%         31.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................   $   109,625        $   168,741     $   268,856     $   186,802
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ....................          2.52%(d)           2.31%           2.26%           2.44%(d)(e)
  Expenses before waivers/
    reimbursements ....................          2.52%(d)           2.31%           2.26%           2.45%(d)
  Net investment income ...............          5.55%(d)           3.82%           3.16%           2.08%(d)
Portfolio turnover rate ...............             9%                29%             23%             20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 23

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         -----------------------------------------------------------
                                                                   CLASS C
                                         -----------------------------------------------------------
                                          Six Months                                      October 1,
                                               Ended                                         1996(a)
                                        February 29,            Year Ended August 31,             to
                                                2000            ---------------------     August 31,
                                         (unaudited)              1999           1998           1997
                                         -----------------------------------------------------------
Net asset value, beginning of period ..   $    10.17        $    10.44     $    12.79     $    10.00
                                         -----------------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............          .38               .38            .42            .23
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................        (1.11)             (.05)         (2.33)          2.89
                                         -----------------------------------------------------------
Net increase (decrease)in net asset
  value from operations ...............         (.73)              .33          (1.91)          3.12
                                         -----------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..         (.26)             (.38)          (.43)          (.25)
Distributions in excess of net
  investment income ...................          -0-              (.10)           -0-            -0-
Distributions from net realized gains
  on investments ......................          -0-              (.10)          (.01)           -0-
Tax return of capital .................          -0-              (.02)           -0-           (.08)
                                         -----------------------------------------------------------
Total dividends and distributions .....         (.26)             (.60)          (.44)          (.33)
                                         -----------------------------------------------------------
Net asset value, end of period ........   $     9.18        $    10.17     $    10.44     $    12.79
                                         ===========================================================
Total Return
Total investment return based on
  net asset value(c) ..................        (7.11)%            3.20%        (15.56)%        31.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................   $   31,661        $   44,739     $   69,575     $   42,719
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ....................         2.52%(d)          2.30%          2.26%          2.43%(d)(e)
  Expenses before waivers/
    reimbursements ....................         2.52%(d)          2.30%          2.26%          2.45%(d)
  Net investment income ...............         5.51%(d)          3.77%          3.15%          2.06%(d)
Portfolio turnover rate ...............            9%               29%            23%            20%

See footnote summary on page 25.


--------------------------------------------------------------------------------
24 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                            FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                         ---------------------------------------------------------
                                                                ADVISOR CLASS
                                         ---------------------------------------------------------
                                          Six Months                                   October 1,
                                               Ended                                      1996(a)
                                        February 29,          Year Ended August 31,            to
                                                2000          ---------------------    August 31,
                                         (unaudited)            1999           1998          1997
                                         ---------------------------------------------------------
Net asset value, beginning of period ..   $   10.20        $   10.48     $   12.82     $   10.00
                                         ---------------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............         .38              .48           .55           .35
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................       (1.06)            (.05)        (2.34)         2.88
                                         ---------------------------------------------------------
Net increase (decrease) in net asset
  value from operations ...............        (.68)             .43         (1.79)         3.23
                                         ---------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..        (.32)            (.48)         (.54)         (.38)
Distributions in excess of net
  investment income ...................         -0-             (.11)          -0-           -0-
Distributions from net realized gains
  on investments ......................         -0-             (.10)         (.01)          -0-
Tax return of capital .................         -0-             (.02)          -0-          (.03)
                                         ---------------------------------------------------------
Total dividends and distributions .....        (.32)            (.71)         (.55)         (.41)
                                         ---------------------------------------------------------
Net asset value, end of period ........   $    9.20        $   10.20     $   10.48     $   12.82
                                         =========================================================
Total Return
Total investment return based on
  net asset value(c) ..................       (6.63)%           4.18%       (14.74)%       32.72%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................   $   1,705        $   2,270     $   2,899     $   2,313
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements ....................        1.50%(d)         1.30%         1.25%         1.45%(d)(e)
  Expenses before waivers/
    reimbursements ....................        1.50%(d)         1.30%         1.25%         1.47%(d)
  Net investment income ...............        6.51%(d)         4.75%         4.08%         3.07%(d)
Portfolio turnover rate ...............           9%              29%           23%           20%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended August 31, 1997, the ratios of expenses net of waivers/reimbursements were 1.77%, 2.43%, 2.42% and 1.44% for Class A, B, C and Advisor Class shares, respectively.


--------------------------------------------------------------------------------
                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 25

GLOSSARY OF INVESTMENT TERMS

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance is measured. Benchmarks usually consist of an unmanaged index, such as the Standard & Poor's 500 Stock Index.

blue-chip stocks

High-quality securities, usually from large companies that have a consistent, proven performance record.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

common stock

A type of security that represents ownership in a public company.

earnings per share (EPS)

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

hedge

An investment that takes an offsetting position in a related security in order to reduce the risk of adverse price movements in a security.

inflation

A broad rise in the cost of goods and services.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

net asset value (NAV)

The market value of a mutual fund's total assets (without liabilities). NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

real estate investment trust (REIT)

A security which invests only in real estate and mortgage-backed securities.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon.


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26 o ALLIANCE REAL ESTATE INVESTMENT FUND
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                                                                ALLIANCE CAPTIAL

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $368 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 31 of the FORTUNE 100 companies and public retirement funds in 31 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 277 investment professionals in 21 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/99.


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                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 27

ALLIANCE CAPITAL AT YOUR SERVICE

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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28 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                              BOARD OF DIRECTORS

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Howard E. Hassler(1)
James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas Bardong, Vice President
David A. Kruth, Vice President
Edmund P. Bergan Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
48 Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1) Member of the Audit Committee.


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                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 29

ALLIANCE CAPITAL FAMILY OF FUNDS

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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30 o ALLIANCE REAL ESTATE INVESTMENT FUND

NOTES


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                                       ALLIANCE REAL ESTATE INVESTMENT FUND o 31

NOTES


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32 o ALLIANCE REAL ESTATE INVESTMENT FUND

                                                 ---------------
Alliance Real Estate Investment Fund                BULK RATE
1345 Avenue of the Americas                       U.S. POSTAGE
New York, NY 10105                                    PAID
(800) 221-5672                                    New York, NY
                                                 Permit No. 7131
                                                 ---------------

AllianceCapital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.